SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                -----------------


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  October 26, 2001


The Amanda Company
- -----------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

Utah                                1-14072            87-0430260
- ------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission          (IRS Employer
of Incorporation)                    File Number)     Identification No.)

13765 Alton Parkway, Bldg. F, Irvine CA            92618
- ----------------------------------------------------------------
(Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code: (949) 859-6279

Pen Interconnect, Inc.
1601 Alton Parkway, Irvine, CA  92606
--------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business acquired

     The audited financial statements of The Automatic Answer, Inc. for the periods December 31, 1999 and 2000.

     (b) Financial  Statements  for the Nine Month Period  Ending  September 30,
2001

     The unaudited financial statements of The Automatic Answer, Inc. for the nine month period ending September 30, 2001.




                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:   December 14, 2001                              The Amanda Company, Inc.

                                                        By: /s/ Jose Candia
                                                        Jose Candia
                                                        President and CEO





a.   Financial Statements of Business acquired (audited)
--------------------------------------------------------

                           THE AUTOMATIC ANSWER, INC.
                                  BALANCE SHEET
                        As of December 31, 1999 and 2000
                                     ASSETS

                                                              December31,
                                                         1999                  2000
                                                   --------------    ------------------
CURRENT ASSETS
   Cash and cash equivalents                       $       29,278    $           41,771
   Accounts receivable, net                                96,252               241,523
   Inventory                                              133,364               338,118
   Employee advances                                            -                10,647
   Prepaid and other current assets                             -                24,000

      Total current assets                                258,894               656,059

PROPERTY AND EQUIPMENT, net                               107,087               195,055

OTHER ASSETS                                               35,478                35,478

    TOTAL ASSETS                                  $       401,459   $           886,592


                                   (continued)

                      LIABILITIES AND SHAREHOLDERS' DEFICIT

                                                                            December 31,
                                                                   1999                          2000
                                                       ----------------------             ----------------

CURRENT LIABILITIES
Accounts payable                                       $              601,330             $        776,018
Accrued expenses                                                      327,707                      214,834
Deferred revenue                                                       94,611                       64,790
Notes payable - related party                                         523,000                      545,383
Lease financing payable                                                22,750                            -
Note payable                                                           50,000                       50,000
                                                       ----------------------             ----------------

    Total current liabilities                                       1,619,398                    1,651,025

LONG-TERM LIABILITIES
Note payable                                                                -                       50,000
Lease financing payable                                                74,841                            -

    Total long-term liabilties                                         74,841                       50,000

SHAREHOLDERS' EQUITY
  Preferred stock, $.001 par value; 2,000,000 shares
    authorized; 200,000 Series A; 153,920 shares of
    Series A issued and outstanding                                       154                          154

  Common stock, $.001 par value; 8,000,000 shares
    authorized; 4,425,235 and 2,070,581 shares issued
    and outstanding                                                     4,426                        2,071

  Additional paid-in capital                                        1,115,954                    1,094,762
  Retained earnings                                                (2,413,314)                  (1,911,420)
                                                       ----------------------             ----------------

     Total shareholders' equity                                    (1,292,780)                    (814,433)

        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $              401,459             $        886,592
                                                       ======================             ================

                           THE AUTOMATIC ANSWER, INC.
                             STATEMENT OF OPERATIONS
                        As of December 31, 1999 and 2000



                                                               2000                 1999
                                                         ---------------    ----------------
NET SALES                                                $     5,150,379    $      6,392,937

COST OF SALES                                                  3,220,140           3,685,583
                                                         ---------------    ----------------

GROSS PROFIT                                                   1,930,239           2,707,353

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                   2,367,317           2,357,340

RESEARCH AND DEVELOPMENT EXPENSES                                      -                   -
                                                         ---------------    ----------------

OPERATING INCOME (LOSS)                                         (437,077)            350,013

INTEREST EXPENSE                                                 117,849              73,779

OTHER (INCOME) EXPENSE                                           (53,834)            (36,591)
                                                         ---------------    ----------------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAX                   (501,093)            312,826

INCOME TAX (BENEFIT) PROVISION                                       800               1,600
                                                         ---------------    ----------------

NET INCOME (LOSS)                                        $      (501,893)   $        311,226
                                                         ===============    ================


                           THE AUTOMATIC ANSWER, INC.
                             STATEMENT OF CASH FLOWS
                             As of December 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                                           $       (501,893)
Adjustments to reconcile net cash provided (used) in
operating activities:
Depreciation and amortization                                                                         107,497
Loss (gain) on disposal of equipment                                                                        -
Common Stock issued for compensation and interest                                                      23,546

Effect on cash of changes in operating assets and liabilities:
Decrease (increase) in accounts receivable, net                                                       145,271
Decrease (increase) in inventory                                                                      204,754
Decrease (increase) in prepaid assets                                                                  24,000
Decrease (increase) in employee advances                                                               10,647
Decrease in income tax receivable                                                                           -
Decrease in security deposits                                                                               -
Increase (decrease) in accounts payable                                                             (174,688)
Increase (decrease) in deferred revenue                                                                29,821
Increase in accrued expenses                                                                          112,873
Increase (decrease) in license fee payable                                                                  -
                                                                                            -----------------

   Net cash provided (used) in operating activities                                                  (18,172)
                                                                                            -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment                                                                   (10,595)
                                                                                            -----------------

   Net cash used in investing activities                                                             (10,595)
                                                                                            -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of stock                                                                                 -
Payments of notes payable                                                                            (72,383)
Proceeds from equipment refinancing                                                                    88,657
Borrowings under notes payable                                                                              -
Borrowing under line of credit                                                                              -
Payments under line of credit                                                                               -
                                                                                            -----------------

   Net cash provided (used) by financing activities                                                    16,274
                                                                                            -----------------

Net increase (decrease) in cash and cash equivalents                                                 (12,493)

Cash and cash equivalents, beginning of year                                                           41,771
                                                                                            -----------------
Cash and cash equivalents, end of year                                                      $          29,278
                                                                                            =================

                             THE AUTOMATIC ANSWER, INC.
                             STATEMENT OF CASH FLOWS
                             As of December 31, 2000

                                  (continued)



                                                                                                   2000
                                                                                            -----------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION - Cash paid during the year for:
   Interest                                                                                 $          42,578
   Income tax                                                                               $               -
                                                                                            =================

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING
AND FINANCING TRANSACTIONS:
   Computer equipment refinanced under a lease transaction:
        Cash received                                                                       $          88,657
        Retired computer equipment                                                                   (15,828)
        Refurbished computer equipment                                                                 24,762
                                                                                            -----------------
        Lease financing payable                                                             $          97,591
                                                                                            =================


(b)  Financial Statements for the Nine Month Period Ending September 30, 2001

                           THE AUTOMATIC ANSWER, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 2001
                                   (unaudited)

                                     ASSETS

      CURRENT ASSETS:
             Cash and cash equivalents                          $        29,555
             Accounts receivable, net                                    84,069
             Inventory                                                  172,617
             Prepaid and other current assets                            51,880
                                                                ---------------

                               Total current assets                     338,121

      PROPERTY AND EQUIPMENT, net                                        33,020

      OTHER ASSETS                                                       29,436
                                                                ---------------

                               TOTAL ASSETS                     $       400,577
                                                                ===============

The accompanying notes are an integral part of these statements.

                           THE AUTOMATIC ANSWER, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 2001
                                   (unaudited)

                      LIABILITIES AND STOCKHOLDERS DEFICIT


      CURRENT LIABILITIES
             Accounts payable                                   $       562,969
             Accrued expenses                                           374,888
             Deferred revenue                                            15,449
             Notes payable - related party                              523,000
             Lease financing payable                                     22,750
             Notes payable                                              511,200
                                                                ---------------

                                Total current liabilities             2,010,256
                                                                ---------------

      LONG TERM LIABILITIES

             Lease financing payable                                     72,320
                                                                ---------------

                                   TOTAL LIABILITIES                  2,082,576
                                                                ---------------

      SHAREHOLDERS' DEFICIT
            Preferred stock, $.001 par value;
             2,000,000 shares authorized;
             200,000 Series A; 153,920 shares
             of Series A issued and outstanding                            154

            Common stock, $.001 par value; 8,000,000
             shares authorized; 4,425,235 shares issued
             and outstanding                                             4,426

            Additional paid-in capital                               1,115,954
            Retained deficit                                        (2,802,533)
                                                                ---------------

                              Total shareholders' deficit           (1,681,999)
                                                                ---------------

                               TOTAL LIABILITIES AND
                               SHAREHOLDERS' DEFICIT            $      400,577
                                                                ==============


The accompanying notes are an integral part of these statements.

                           THE AUTOMATIC ANSWER, INC.
                             STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                   (unaudited)

      NET SALES                                              $        2,904,452

      COST OF SALES                                                   1,685,252
                                                             ------------------

      GROSS PROFIT                                                    1,219,200

      SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                    1,579,035
                                                             ------------------

      OPERATING LOSS                                                   (359,835)

      INTERST EXPENSE                                                   (58,562)

      OTHER INCOME                                                       28,128
                                                             ------------------

      LOSS BEFORE PROVISION FOR INCOME TAX                             (390,269)

      INCOME TAX PROVISION                                                  800
                                                             ------------------

      NET LOSS                                               $         (391,069)
                                                             ==================


The accompanying notes are an integral part of these statements.

                           THE AUTOMATIC ANSWER, INC.
                             STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                   (unaudited)


Increase (decrease in cash and cash equivalents
  Cash flows from operating activities
     Net loss                                          $         (391,068)
     Adjustments to reconcile net cash provided
       (used) in operating activities
         Depreciation and amortization                             75,176
         Loss on disposal of equipment                              4,211

     Effect on cash of changes in operating
       assets and liabilities:
         Accounts receivable                                       12,183
         Inventory                                                (39,253)
         Prepaid expenses and other assets                        (51,880)
         Accounts payable                                         (38,361)
         Accrued liabilities                                       47,181
         Deferred revenue                                         (79,112)
                                                       ------------------

            Net cash generated (used) in operating
             activities                                          (149,242)

  Cash flows from financing activities:
     Borrowings under notes payable                               461,200
                                                       ------------------

Net increase in cash and cash equivalents                             277

Cash and cash equivalents at beginning of period                   29,278
                                                       ------------------

Cash and cash equivalents at end of period             $           29,555
                                                       ==================


The accompanying notes are an integral part of these statements.

                        Notes to the Financial Statements

(1)  Basis of Presentation

In the opinion of the management, the accompanying financial statements contain all adjustments necessary (consisting of only normal recurring accruals) to present fairly the financial position at September 30, 2001, the results of its operations for the nine months ended September 30, 2001 and the cash flow for the period ended September 30, 2001. Certain information and footnote disclosures normally included in financial statements that would have been prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission, although management of the Company believes that the disclosures in these financial statements are adequate to make the information presented therein not misleading. It is suggested that these condensed financial statements and notes thereto be read in conjunction with the financial statements and the notes thereto included in the Company's December 31, 2000 and 1999 audited financial statements which are also contained in this filing.

The results of operations for the nine months ended September 30, 2001 are not necessarily indicative of the results of operations to be expected for the calendar year ending December 31, 2001.

(2)  Interim Period Cost of Goods Sold

Interim period cost of goods sold is calculated using the perpetual inventory record. The Company reports any significant adjustments that result from reconciling the perpetual inventory record to periodic and annual physical inventory observations.

(3)  Going Concern

The accompanying financial statements have bee prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as going concern. However, the Company sustained losses during 2000 of $501,893 and $391,069 for the first 9 months of fiscal 2001. In addition the Company had working capital deficits of $1,360,500 as of December 31, 2000 and $1,672,135 as of September 31, 2001. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence. The Company's continuation as a going concern is dependent upon its ability to obtain the additional financing necessary to complete development of new products and achieve the level of sales that will enable it to sustain its operations.

The Company is seeking to enter into a strategic acquisition with a publicly held company and anticipates more financing from equity sources to fund its operations. No assurance can be given that the Company will be successful in these efforts

(4)  Subsequent Event

The Company reached an agreement with Pen  InterConnect,  Inc.  (trading symbol,
PENC), a publicly traded corporation on the NASDAQ Over the Counter Bulletin Board ("OTCBB"). Under the agreement, which is effective October 1, 2001, the Company will exchange all of its shares for sixty-seven percent (67%) of PENC"S outstanding common shares.

The number of shares the Company receives will be adjusted if the average closing price of the PENC common stock, in the aggregate, for the 60 days after the close of the transaction, falls below $10,000,000. The agreement calls for certain of the Company's debt holders to convert their outstanding notes to a new class of preferred stock within 120 days after the close of the transaction.

As part of the transaction, the Company borrowed $461,000 from Pen Interconnect through September 30, 2001.

Effective October 1, 2001 PENC and The Automatic Answer, Inc. merged and PENC name was changed to the Amanda Company, Inc. The new trading symbol for the merged companies is AMND.



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